SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2007

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-23521                  562050592
----------------------          -------------------          ---------------
(State or Other Jurisdiction)  (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                     Identification No.)


515 Market Street, Cheraw, South Carolina                          29520
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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FORWARD LOOKING STATEMENTS

         This report contains forward-looking statements, including statements about future operating results and other forward-looking information for First Bancorp and Great Pee Dee Bancorp, Inc. These statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the statements involve significant risks and uncertainties. Actual results may differ materially due to such factors as:
(1) expected cost savings from the merger not materializing within the expected time frame; (2) revenues following the merger not meeting expectations; (3) failure to retain the customer bases of the two institutions following the merger; (4) competitive pressures among financial institutions increasing significantly; (5) costs or difficulties related to the integration of the businesses of First Bancorp and Great Pee Dee Bancorp, Inc. being greater than anticipated; (6) general economic conditions being less favorable than anticipated; (7) legislation or regulatory changes adversely affecting the business in which the combined company will be engaged; and (8) the timing of the completion of the transactions.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 12, 2007, Great Pee Dee Bancorp, Inc. ("Great Pee Dee"), the parent holding company for Sentry Bank & Trust, entered into a merger agreement with First Bancorp, the parent holding company for First Bank. Pursuant to the agreement, Great Pee Dee will be merged with and into First Bancorp. A copy of this agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. Capitalized terms not defined herein shall have the meaning set forth in the merger agreement.

         Under the terms of the merger agreement, each share of Great Pee Dee common stock issued and outstanding at the Effective Time of the merger will be converted into and exchanged for the right to receive 1.15 shares of First Bancorp common stock; provided, if the Average Closing Price of First Bancorp common stock as of the Measurement Date is less than $16.50 per share, Great Pee Dee may elect to terminate the transaction by providing written notice within five Business Days of the Measurement Date. In that event, First Bancorp may agree to increase the Exchange Ratio and/or pay cash to the Great Pee Dee shareholders, such that the sum of the increased Exchange Ratio multiplied by the Average Closing Price of First Bancorp common stock, plus any cash paid per share, is at least $18.975 ($16.50 X 1.15). If First Bancorp so provides timely written notice that it agrees to increase the Merger Consideration as described above, Great Pee Dee's notice of termination shall be void and of no further force and effect. Cash will be paid in lieu of fractional shares.

          Closing of the merger, which is expected to occur in the fourth quarter of 2007 or first quarter of 2008, is subject to certain conditions. The merger agreement and the transactions contemplated thereby are subject to the approval of the shareholders of Great Pee Dee, regulatory approvals, and other customary closing conditions.

         The merger agreement contains customary representations, warranties and covenants of First Bancorp and Great Pee Dee. Great Pee Dee has agreed not to
(i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

         If the Merger fails to be consummated because of a breach of one party's representations, warranties, or covenants, the other party is entitled to recover all of its expenses. If Great Pee Dee terminates to accept a Superior Proposal or receives an Acquisition Proposal and fails to recommend the Merger to its shareholders, Great Pee Dee will owe First Bancorp a termination fee of $1.2 million.

         The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is filed Exhibit 10.1 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         First Bancorp will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Bancorp and Great Pee Dee, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by First Bancorp also can be obtained, when available and without charge, by directing a request to First Bancorp, Attention: Anna Hollers, Investor Relations, P.O. Box 508, Troy, North Carolina, 27371, (910) 576-6171, or to Great Pee Dee Bancorp, Inc., Attention: John Digby, Chief Financial Officer, 901 Chesterfield Highway, Cheraw, South Carolina 29520, (843) 537-7656.

         Great Pee Dee, First Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Great Pee Dee in connection with the acquisition. Information about the directors and executive officers of Great Pee Dee and their ownership of Great Pee Dee common stock is set forth in Great Pee Dee's most recent proxy statement as filed with the SEC, which is available at the SEC's Internet site (http://www.sec.gov) and at Great Pee Dee's address in the preceding paragraph. Information about the directors and executive officers of First Bancorp is set forth in First Bancorp's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from First Bancorp at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

ITEM 8.01  OTHER EVENTS

         On July 12, 2007, First Bancorp and Great Pee Dee issued a press release announcing the execution of the merger agreement. The press release is filed as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)   Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number       Description
---------    ------------------------------------------------------------------
10.1         Merger Agreement between First Bancorp and Great Pee Dee Bancorp,
             Inc., dated July 12, 2007 (incorporated by reference to Exhibit
             10.1 to the Current Report on Form 8-K of First Bancorp (Commission
             File No. 0-15572), filed July 12, 2007).

99.1         Press Release dated July 12, 2007 (incorporated by reference to
             Exhibit 99.1 to the Current Report on Form 8-K of First Bancorp (Commission File No. 0-15572), filed July 12, 2007).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           GREAT PEE DEE BANCORP, INC.



DATE: July 17, 2007              By: /s/ John M. Digby
                                    -------------------------------------------
                                    John M. Digby
                                    Chief Financial Officer




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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit
Number       Description
--------     ------------------------------------------------------------------
10.1         Merger Agreement between First Bancorp and Great Pee Dee Bancorp,
             Inc., dated July 12, 2007 (incorporated by reference to Exhibit
             10.1 to the Current Report on Form 8-K of First Bancorp (Commission
             File No. 0-15572), filed July 12, 2007).

99.1         Press Release dated July 12, 2007 (incorporated by reference to
             Exhibit 99.1 to the Current Report on Form 8-K of First Bancorp (Commission File No. 0-15572), filed July 12, 2007).